UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

SITEL Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-172952 (Commission file number)	16-1556476 (IRS employer identification number)

3102 West End Avenue Two American Center, Suite 1000 Nashville, Tennessee 37203 (Address of principal executive offices)		37203 (Zip Code)

(615) 301-7100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.
On June 13, 2012, SITEL Worldwide Corporation (“the Company”) entered into an extension agreement (the “Revolver Extension Agreement”) pursuant to which it extended the maturity date for $10,000,000 of commitments on its U.S. revolver, $2,906,666.67 of which were drawn as of June 13, 2012, from January 30, 2013 (the “Original Maturity Date”) to January 30, 2016 (the “Extended Maturity Date”). After giving effect to the Revolver Extension Agreement, the aggregate principal amount of extended U.S. revolver commitments with an Extended Maturity Date is $51,250,000, and the aggregate principal amount of non-extended U.S. revolver commitments with an Original Maturity Date is $23,750,000.
The pricing of the extended portion of the U.S. revolver is based, at the Company’s option, on (a) LIBOR plus the applicable margin of 6.75% or (b) the higher of (i) the federal funds rate plus 0.5% or (ii) the banks’ prime rate, plus the applicable margin of 5.75%.
A copy of the Revolver Extension Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The descriptions of the material terms of the Revolver Extension Agreement are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 12, 2012, the Company held its annual meeting of stockholders. At such meeting, the board of directors was reelected in its entirety. The Company did not solicit proxies with respect to this meeting.
Additionally, stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012. Final voting results were: 2,223,083,462 votes for and no votes against or withheld.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Extension Agreement, dated as of June 13, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, Goldman Sachs Lending Partners LLC, as an extended U.S. revolving lender, and Goldman Sachs Credit Partners L.P., as administrative agent.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL Worldwide Corporation (Registrant)
By: /s/ David Beckman Name: David Beckman Title: Global Chief Legal Officer and Secretary

Date:	June 14, 2012

Exhibit Index

Exhibit Number	Exhibit Description
10.1
Extension Agreement, dated as of June 13, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, Goldman Sachs Lending Partners LLC, as an extended U.S. revolving lender, and Goldman Sachs Credit Partners L.P., as administrative agent.